SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 11, 2002

                           COMMUNITY BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                                     63-0868361
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)

                                68149 Main Street
                           Blountsville, Alabama 35031
                    (Address of principal executive offices)

                                 (205) 429-1000
                         (Registrant's telephone number)



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ITEM 4: CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On April 11, 2002, Community Bank, a subsidiary of the Company, requested approval from the Alabama Banking Department (the "Department") for Dudley, Hopton-Jones, Sims & Freeman PLLP ("Dudley Hopton") to serve as Community Bank's independent auditor for the fiscal years ending December 31, 2002 and 2003. Dudley Hopton had previously been approved to serve, and had served, in that capacity for fiscal years 2000 and 2001. Dudley Hopton had also served during that period as the independent auditor for the Company. By letter dated August 1, 2002, the Department declined the request and disapproved Dudley Hopton as the Banks's independent auditor because of unspecified concerns in connection with the 2001 audit.

     On October 4, 2002, Dudley Hopton tendered its resignation as the Bank's and the Company's independent auditor. Thereupon, the Bank engaged Carr, Riggs & Ingram, L.L.P. ("Carr Riggs") to serve in that capacity. The Department has approved Carr Riggs to serve as the Bank's independent auditor. Carr Riggs will review the interim financial statements of the Bank for the quarter ended September 30, 2002. During fiscal years 2000 and 2001 and the first three quarters of 2002, neither the Bank nor the Company consulted with Carr Riggs for any purpose.

     On October 4, 2002, the Audit Committee of the Board of Directors of the Company accepted Dudley Hopton's resignation and determined that Carr Riggs should be engaged to serve as the Company's independent auditor. The Chairman of the Audit Committee executed an engagement letter with Carr Riggs on October 4, 2002, and the Board of Directors ratified the engagement on the same day. Carr Riggs will review the Company's interim financial statements for the period ended September 30, 2002. In the routine course of their engagement, Carr Riggs will also examine Dudley Hopton's work papers for the 2001 audit. In addition, Dudley Hopton is re-examining portions of the 2001 audit. The Company expects to confer with Carr Riggs and Dudley Hopton regarding the results of their respective examinations when that work is completed.

     Neither of Dudley Hopton's reports on the Company's financial statements for 2000 or 2001 contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope, or accounting principles. During fiscal years 2000 and 2001 and the first three quarters of 2002, there were no disagreements between the Company and Dudley Hopton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. The Company has provided Dudley Hopton with a copy of this Report and requested that Dudley Hopton provide it with a letter addressed to the Securities and Exchange Commission stating whether Dudley Hopton agrees with the statements made herein. The Company will file Dudley Hopton's response upon receipt.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      COMMUNITY BANCSHARES, INC.



Date: October 11, 2002                          By: /s/ Kerri Newton
     -----------------                             --------------------
                                                Kerri Newton
                                                Chief Financial Officer